(10)(a)            Independent Auditors' Consent filed herewith.


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(10)(b)            Consent of Foley & Lardner filed herewith.



                                   CONSENT OF
                                 FOLEY & LARDNER


We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 18 to the Form N-4 Registration Statement of Allstate Life of New York Variable Annuity Account II (File No. 033-35445).




                                          /s/    Foley & Lardner
                                                 FOLEY & LARDNER

Washington, D.C.
April 19, 2001